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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 9, 2006
                Date of report (Date of earliest event reported)


                             GLOBAL PHARMATECH, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                                                  33-0976805
       33-0976805                                               (IRS Employer
(Commission File Number)                                     Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and Zip Code)

                                  905-787-8225
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
            APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) On October 9, 2006, Messrs. Zhenyou Zhang and Joseph J. Levinson entered into contracts with Global Pharmatech, Inc. (the "Company") pursuant to which they were appointed by the Company's Board of Directors to serve as directors of the Company.

     Mr. Levinson continues to serve as the Company's Chief Financial Officer.

     Mr. Zhang, 47 years old, has been active in the Chinese pharmaceutical industry for more than 20 years. He currently serves as the Chairman of the Board of several companies, including Guangdong Baiyi Pharmaceutical, Guangzhou Youcheng Industrial, and Guangzhou Tianhe Zhenkai Trading Company. He also serves as the director of Tianjin Tianshili Pharmaceutical, a publicly-traded company in China. He graduated from Guangxi Chinese Medicine Institute and is a professional pharmacologist. As previously reported, on April 26, 2006, Mr. Zhang purchased 5,000,000 shares of common stock for $5,000,000 in a transaction in reliance on Regulation S and Regulation D and under Section 4(2) of the Securities Act of 1933.

     Pursuant to their service contracts with the Company, Messrs. Zhang and Levinson shall be compensated $2,000 per month and $4,000 per month, respectively. In addition, Messrs. Zhang and Levinson shall be granted 40,000 shares and 80,000 shares, respectively, of the Company's common stock, pending approval of the Company's Board of Directors and the completion of certain goals.

     The form of service contracts by and between the Company and Messrs. Zhang and Levinson are filed as exhibits to this Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     Exhibit No.                  Description
     -----------                  -----------
        10.1 Form of Director Service Contract by and between the Company and Mr. Zhengyou Zhang, dated October 9, 2006

        10.2 Form of Director and Chief Financial Officer Service Contract by and between the Company and Mr. Joseph J. Levinson, dated October 9, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date: October 11, 2006              By: /s/ Xiaobo Sun
                                       -----------------------------------------
                                    Name:  Xiaobo Sun
                                    Title: President and Chief Executive Officer

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